UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported): June 3, 2025

THE ARENA GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

delaware	001-12471	68-0232575
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 VESEY STREET, 24TH FLOOR NEW YORK, new york	10281
(Address of principal executive offices)	(Zip code)

212-321-5002

(Registrant’s telephone number including area code)

(Former name or former address if changed since last report)

Securities registered pursuant in Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AREN	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On June 3, 2025, The Arena Group Holdings, Inc. (the “Company”) received a notice letter from the NYSE American LLC (“NYSE American”) stating that the Company is back in compliance with all of the NYSE American’s continued listing standards set forth in Part 10 of the NYSE American Company Guide (“Company Guide”). Specifically, the Company has resolved the continued listing deficiency with respect to Sections 1003(a)(i), (ii) and (iii) of the Company Guide referenced in the NYSE American’s letter dated October 4, 2024 since it demonstrated compliance with the continued listing standards for a period of two consecutive quarters pursuant to Section 1009(f) of the Company Guide.

As a result, effective June 4, 2025, the below compliance (“BC”) indicator ceased to be disseminated for the Company’s common stock and the Company was removed from the list of NYSE American noncompliant issuers on the NYSE American’s website. In accordance with Section 1009(h) of the Company Guide, if the Company is again determined to be below any of the continued listing standards within 12 months of the date of the notice letter, NYSE American will examine the relationship between the two incidents of noncompliance and re-evaluate the Company’s method of financial recovery from the first incident. NYSE American will then take the appropriate action, which, depending on the circumstances, may include truncating the compliance procedures described Section 1009 of the Company Guide or immediately initiating delisting proceedings.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated June 5, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ARENA GROUP HOLDINGS, INC.

Dated: June 5, 2025
	By:	/s/ Paul Edmonson
	Name:	Paul Edmonson
	Title:	Chief Executive Officer